Earnings Summary February 6, 2025 Fourth Quarter 2024 Exhibit 99.2

This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including volatile financial markets, inflationary pressures and interest rate fluctuations, economic recessions, national debt and bank failures, raw material shortages, supply and labor constraints, and price increases; fluctuations in the Company’s revenues and operating results and their impact on the Company’s stock price; supply chain interruptions and the Company’s dependence on sole, single and limited source suppliers; operational, political and legal risks of the Company’s international operations; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, and between Israel and Hamas, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; the risks associated with the use and manufacture of hazardous materials; tariffs, additional taxes, and other protectionist measures resulting from international trade disputes, strained international relations, and changes in foreign and national security policy; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the Company’s ability to effectively implement any organizational changes; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives; the amount and consequences of the Company’s indebtedness, its ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; challenges associated with a potential change of control; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 15, 2024, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to "Adjusted Net Sales ", “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. 2 Safe Harbor

3 $ in millions, except per share data 4Q24 4Q23 3Q24 4Q24 over 4Q23 4Q24 over 3Q24 Net Sales $849.8 $812.3 $807.7 4.6% 5.2% Gross Margin 45.6% 42.4% 46.0% Operating Expenses $237.3 $243.7 $235.6 (2.6%) 0.7% Operating Income $150.0 $101.0 $136.2 48.5% 10.1% Operating Margin 17.6% 12.4% 16.9% Tax Rate 8.9% (41.9%) 9.5% Net Income $102.2 $38.0 $77.6 168.9% 31.7% Diluted Earnings Per Common Share $0.67 $0.25 $0.51 168.0% 31.4% Summary – Consolidated Statement of Operations GAAP

Summary – Consolidated Statement of Operations Non-GAAP[1]

$ in millions, except per share data	4Q24	4Q23	3Q24	4Q24 over 4Q23	4Q24 over 3Q24
Net Sales	$849.8	$812.3	$807.7	4.6%	5.2%
Adjusted Gross Margin – as a % of Net Sales	45.6%	42.4%	46.0%		
Non-GAAP Operating Expenses[2]	$187.5	$176.4	$186.0	6.3%	0.8%
Adjusted Operating Income	$200.1	$168.3	$185.9	18.9%	7.6%
Adjusted Operating Margin	23.5%	20.7%	23.0%		
Non-GAAP Tax Rate[3]	11.6%	11.7%	13.1%		
Non-GAAP Net Income[4]	$127.5	$97.9	$117.6	30.2%	8.4%
Diluted Non-GAAP Earnings Per Common Share	$0.84	$0.65	$0.77	29.2%	9.1%
Adjusted EBITDA	$248.4	$210.8	$233.0	17.8%	6.6%
Adjusted EBITDA – as a % of Net Sales	29.2%	26.0%	28.8%		

1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2.Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs, impairment of long-lived assets, acquired tax equalization asset reduction and loss (gain) on sale of certain businesses and held-for-sale assets. 3.Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification of our Existing Credit Agreement, acquired tax equalization asset reduction, patent infringement settlement gain, net and the tax effect of non-GAAP adjustments. As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris

5 $ in millions 4Q24 4Q23 3Q24 4Q24 over 4Q23 4Q24 over 3Q24 Adjusted Net Sales $849.8 $765.4 $807.7 11.0% 5.2% Adjusted Gross Margin % 45.6% 43.4% 46.0% Non-GAAP Operating Expenses $187.5 $174.0 $186.0 7.8% 0.8% Adjusted Operating Income $200.1 $157.9 $185.9 26.7% 7.6% Adjusted Operating Margin 23.5% 20.6% 23.0% Adjusted EBITDA $248.4 $200.4 $233.0 24.0% 6.6% Adjusted EBITDA Margin 29.2% 26.2% 28.8% Summary – Consolidated Statement of Operations (excluding divestitures)1,2 Non-GAAP 1.Excludes the impact of divestitures of the Electronic Chemicals ("EC"), QED, and the Pipeline and Industrial Materials ("PIM") businesses and termination of alliance agreement with MacDermid Enthone. 2.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. . Excluding Divestitures

6 $ in millions, except per share data Year ended December 31, 2024 Year ended December 31, 2023 Year-over-Year Net Revenue $3,241.2 $3,523.9 (8.0%) Gross Margin 45.9% 42.5% Operating Expenses $952.8 $998.4 (4.6%) Operating Income $533.9 $499.2 7.0% Operating Margin 16.5% 14.2% Tax Rate 8.8% (4.9%) Net Income $292.8 $180.7 62.0% Diluted Earnings Per Common Share $1.93 $1.20 60.8% Summary – Consolidated Statement of Operations GAAP

7 $ in millions, except per share data Year ended December 31, 2024 Year ended December 31, 2023 Year-over-Year Net Sales $3,241.2 $3,523.9 (8.0%) Adjusted Gross Margin 45.9% 42.7% Non-GAAP Operating Expenses2 $744.2 $736.1 1.1% Adjusted Operating Income $743.0 $769.7 (3.5%) Adjusted Operating Margin 22.9% 21.8% Non-GAAP Tax Rate3 13.0% 13.6% Non-GAAP Net Income4 $456.0 $398.9 14.3% Diluted Non-GAAP Earnings Per Common Share $3.00 $2.64 13.6% Summary – Consolidated Statement of Operations Non-GAAP1 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2.Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs, impairment of long-lived assets, acquired tax equalization asset reduction and loss (gain) on sale of certain businesses and held-for-sale assets. 3.Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification of our Existing Credit Agreement, acquired tax equalization asset reduction, patent infringement settlement gain, net and the tax effect of non-GAAP adjustments. As a result of displaying amounts in millions, rounding differences may exist in the tables. 7

8 $ in millions, except per share data Year ended December 31, 2024 Year ended December 31, 2023 Year-over-Year Net Sales $3,207.3 $3,065.6 4.6% Adjusted Gross Margin 46.0% 45.3% Non-GAAP Operating Expenses $742.3 $715.2 3.8% Adjusted Operating Income $732.6 $674.7 8.6% Adjusted Operating Margin 22.8% 22.0% Adjusted EBITDA $920.7 $840.0 9.6% Adjusted EBITDA Margin 28.7% 27.4% Summary – Consolidated Statement of Operations (excluding divestitures)1,2 Non-GAAP 1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of alliance agreement with MacDermid Enthone. 2.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. Excluding Divestitures 8

9 1. Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables. . Sales increase ex. divestitures (YOY and SEQ) was driven primarily by CMP consumables, advanced deposition materials and etching chemistries. Segment profit margin (adjusted) increase (SEQ) was driven by operating expense leverage. $ in millions 4Q24 4Q23 3Q24 4Q24 over 4Q23 4Q24 over 3Q24 Net Sales $361.1 $365.0 $346.6 (1.1%) 4.2% Adjusted Net Sales (ex. divestitures)1 $361.1 $318.1 $346.6 13.5% 4.2% Segment Profit $77.1 $53.2 $71.7 44.9% 7.5% Segment Profit Margin 21.4% 14.6% 20.7% Adj. Segment Profit2 $78.3 $61.0 $71.7 28.4% 9.2% Adj. Segment Profit (ex. divestitures)1 $78.3 $50.6 $71.7 54.7% 9.2% Adj. Segment Profit Margin2 21.7% 16.7% 20.7% Adj. Segment Profit Margin (ex. divestitures)1 21.7% 15.9% 20.7% Materials Solutions (MS) 4Q24 Highlights

Advanced Purity Solutions (APS)[1]

4Q24 Highlights

$ in millions	4Q24	4Q23	3Q24	4Q24 over 4Q23	4Q24 over 3Q24
Net Sales	$491.2	$449.8	$463.1	9.2%	6.1%
Segment Profit	$135.0	$118.0	$127.3	14.4%	6.0%
Segment Profit Margin	27.5%	26.2%	27.5%		
Adj. Segment Profit[2]	$137.1	$118.3	$127.3	15.9%	7.7%
Adj. Segment Profit Margin[2]	27.9%	26.3%	27.5%		

Sales increase (YOY) was driven by fluid handling, wafer handling and gas purification. Sales increase (SEQ) was driven by growth in liquid and gas filters; and dispense pumps used in advanced packaging applications.

Segment profit margin (adjusted) increase (SEQ) was primarily driven by volume leverage.

1.During the three months ended December 31, 2024, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS). The following prior year information has been recast to reflect this realignment. 2.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris

11 $ in millions 4Q24 4Q23 3Q24 $ Amount % Total $ Amount % Total $ Amount % Total Cash and Cash Equivalents $329.2 3.9% $456.9 5.2% $432.1 5.1% Accounts Receivable, Net $495.3 5.9% $457.1 5.2% $503.2 5.9% Inventories, Net $638.1 7.6% $607.1 6.9% $643.0 7.6% Net PP&E $1,622.9 19.3% $1,468.0 16.7% $1,542.4 18.2% Total Assets $8,394.6 $8,812.6 $8,472.8 Accounts Payable $193.3 2.3% $134.2 1.5% $174.2 2.1% Other Current Liabilities $331.9 4.0% $379.8 4.3% $347.5 4.1% Long-Term Debt, Including Current Portion $3,981.1 47.4% $4,577.1 51.9% $4,125.7 48.7% Total Liabilities $4,703.1 56.0% $5,404.0 61.3% $4,880.2 57.6% Total Shareholders’ Equity $3,691.5 44.0% $3,408.6 38.7% $3,592.5 42.4% Summary – Balance Sheet Items As a result of displaying amounts in millions, rounding differences may exist in the tables.

12 $ in millions 4Q24 4Q23 FY2024 FY2023 Beginning Cash Balance $432.1 $594.0 $456.9 $563.4 Cash provided by operating activities 176.1 158.1 631.7 644.5 Capital expenditures (107.5) (128.7) (315.6) (456.8) Net payments on debt (150.0) (869.7) (623.8) (1,256.2) Proceeds from sale of businesses — 680.7 250.8 815.0 Payments for dividends (15.1) (15.0) (60.6) (60.2) Proceeds from termination of alliance agreement — 21.9 — 191.2 Other investing activities (0.4) 1.9 (2.3) 3.8 Other financing activities (0.3) 4.6 (4.5) 18.8 Effect of exchange rates (5.7) 9.1 (3.4) (6.5) Ending Cash Balance $329.2 $456.9 $329.2 $456.9 Free Cash Flow1 $68.6 $29.4 $316.1 $187.6 Cash Flows 1. Equals cash from operations less capital expenditures. As a result of displaying amounts in millions, rounding differences may exist in the tables.

13 GAAP $ in millions, except per share data 1Q25 Guidance 4Q24 Actual 3Q24 Actual Net Sales $775 - $805 $849.8 $807.7 Operating Expenses $236 - $240 $237.3 $235.6 Net Income $58 - $68 $102.2 $77.6 Diluted Earnings per Common Share $0.38 - $0.45 $0.67 $0.51 Operating Margin 15.0% - 16.7% 17.6% 16.9% Non-GAAP $ in millions, except per share data 1Q25 Guidance 4Q24 Actual 3Q24 Actual Net Sales $775 - $805 $849.8 $807.7 Non-GAAP Operating Expenses1 $188 - $192 $187.5 $186.0 Non-GAAP Net Income1 $97 - $108 $127.5 $117.6 Diluted non-GAAP Earnings per Common Share1 $0.64 - $0.71 $0.84 $0.77 Adjusted EBITDA Margin 28.0% - 29.0% 29.2% 28.8% Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 14

Appendix 15

16 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 3Q24 4Q24 FY2024 Net Sales $922.4 $901.0 $888.2 $812.3 $3,523.9 $771.0 $812.7 $807.7 $849.8 $3,241.2 Adjusted Gross Margin % 44.3% 42.6% 41.4% 42.4% 42.7% 45.6% 46.2% 46.0% 45.6% 45.9% Non-GAAP Operating Expenses $204.3 $183.2 $172.1 $176.4 $736.1 $173.7 $196.9 $186.0 $187.5 $744.2 Adjusted Operating Income $204.8 $200.9 $195.7 $168.3 $769.7 $178.1 $178.9 $185.9 $200.1 $743.0 Adjusted Operating Margin 22.2% 22.3% 22.0% 20.7% 21.8% 23.1% 22.0% 23.0% 23.5% 22.9% Adjusted EBITDA $251.5 $244.6 $235.3 $210.8 $942.4 $223.4 $226.3 $233.0 $248.4 $931.1 Adjusted EBITDA Margin 27.3% 27.2% 26.5% 26.0% 26.7% 29.0% 27.8% 28.8% 29.2% 28.7% Consolidated (as reported) Summary Financials Non-GAAP As a result of displaying amounts in millions, rounding differences may exist in the tables.

17 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 3Q24 4Q24 FY2024 Adjusted Net Sales $778.4 $765.8 $756.0 $765.4 $3,065.6 $737.1 $812.7 $807.7 $849.8 $3,207.3 Adjusted Gross Margin % 48.3% 45.6% 44.0% 43.4% 45.3% 46.1% 46.2% 46.0% 45.6% 46.0% Non-GAAP Operating Expenses $198.0 $177.1 $166.0 $174.0 $715.2 $171.8 $196.9 $186.0 $187.5 $742.3 Adjusted Operating Income $178.0 $172.4 $166.4 $157.9 $674.7 $167.7 $178.9 $185.9 $200.1 $732.6 Adjusted Operating Margin 22.9% 22.5% 22.0% 20.6% 22.0% 22.8% 22.0% 23.0% 23.5% 22.8% Adjusted EBITDA $218.4 $215.0 $206.2 $200.4 $840.0 $213.1 $226.3 $233.0 $248.4 $920.7 Adjusted EBITDA Margin 28.1% 28.1% 27.3% 26.2% 27.4% 28.9% 27.9% 28.8% 29.2% 28.7% Consolidated (excluding divestitures)1 Summary Financials Non-GAAP 1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables. Excluding Divestitures

18 Segment (as reported) Financials Non-GAAP1 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 3Q24 4Q24 FY2024 Sales: MS $448.3 $440.6 $435.5 $365.0 $1,689.5 $350.0 $342.3 $346.6 $361.1 $1,400.1 APS $476.9 $463.6 $456.3 $449.8 $1,846.6 $423.4 $472.5 $463.1 $491.2 $1,850.2 Inter-segment elimination $(2.9) $(3.2) $(3.6) $(2.5) $(12.1) $(2.4) $(2.2) $(2.1) $(2.4) $(9.1) Total Sales $922.4 $901.0 $888.2 $812.3 $3,523.9 $771.0 $812.7 $807.7 $849.8 $3,241.2 Adjusted Segment Profit: MS $80.1 $75.9 $73.4 $61.0 $290.4 $75.2 $70.8 $71.7 $78.3 $296.0 APS $148.2 $136.5 $133.5 $118.3 $536.5 $111.2 $122.7 $127.3 $137.1 $498.3 Adjusted Segment Profit Margin: MS 17.9% 17.2% 16.8% 16.7% 17.2% 21.5% 20.7% 20.7% 21.7% 21.1% APS 31.1% 29.4% 29.3% 26.3% 29.1% 26.3% 26.0% 27.5% 27.9% 26.9% 1. During the three months ended December 31, 2024, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS). The following prior year information has been recast to reflect this realignment. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Excluding Divestitures

Segment (excluding divestitures)[1,2] Financials Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Adjusted Sales:										
MS	$304.3	$305.4	$303.3	$318.1	$1,231.1	$316.1	$342.3	$346.6	$361.1	$1,366.2
APS	$476.9	$463.6	$456.3	$449.8	$1,846.6	$423.4	$472.5	$463.1	$491.2	$1,850.2
Inter-segment elimination	$(2.9)	$(3.2)	$(3.6)	$(2.5)	$(12.1)	$(2.4)	$(2.2)	$(2.1)	$(2.4)	$(9.1)
Total Sales	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7	$807.7	$849.8	$3,207.4
Adjusted Segment Profit:										
MS	$53.3	$47.4	$44.1	$50.6	$195.4	$64.9	$70.8	$71.7	$78.3	$285.8
APS	$148.2	$136.5	$133.5	$118.3	$536.5	$111.2	$122.7	$127.3	$137.1	$498.3
Adjusted Segment Profit Margin:										
MS	17.5%	15.5%	14.5%	15.9%	15.9%	20.5%	20.7%	20.7%	21.7%	20.9%
APS	31.1%	29.4%	29.3%	26.3%	29.1%	26.3%	26.0%	27.5%	27.9%	26.9%

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2.During the three months ended December 31, 2024, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS). The following prior year information has been recast to reflect this realignment. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

19

Reconciliation of Net Sales (as reported) to Adjusted Net Sales Non-GAAP (excluding divestitures)[1]

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7	$807.7	$849.8	$3,241.2
Divestitures[2]	(144.0)	(135.2)	(132.2)	(46.8)	(458.4)	(33.9)	—	—	—	(33.9)
Adjusted net sales Non-GAAP	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7	$807.7	$849.8	$3,207.3

Reconciliation of Adjusted Gross Profit (as reported) to Adjusted (excluding divestitures)[1] Gross Profit Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7	$807.7	$849.8	$3,241.2
Adjusted net sales Non-GAAP[3]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7	$807.7	$849.8	$3,207.3
Gross profit - GAAP	401.7	384.2	367.1	344.7	1,497.6	351.8	375.8	371.8	387.3	1,486.7
Adjustments to gross profit:										
Restructuring costs[4]	7.4	—	0.8	—	8.2	—	—	—	0.4	0.4
Adjusted Gross Profit	$409.1	$384.2	$367.9	$344.7	$1,505.8	$351.8	$375.8	$371.8	$387.7	$1,487.1
Divestitures[5]	(33.0)	(34.6)	(35.5)	(12.8)	(116.0)	(12.3)	—	—	—	(12.3)
Adjusted (excluding divestitures)[1] gross profit	$376.0	$349.5	$332.3	$331.9	$1,389.8	$339.5	$375.8	$371.8	$387.7	$1,474.8
Gross margin - as a % of net sales	43.5 %	42.6 %	41.3 %	42.4 %	42.5 %	45.6 %	46.2 %	46.0 %	45.6 %	45.9 %
Adjusted gross margin - as a % of net sales	44.3 %	42.6 %	41.4 %	42.4 %	42.7 %	45.6 %	46.2 %	46.0 %	45.6 %	45.9 %
Adjusted (excluding divestitures)[1] gross margin - as a % of adjusted net sales	48.3 %	45.6 %	44.0 %	43.4 %	45.3 %	46.1 %	46.2 %	46.0 %	45.6 %	46.0 %

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2.Adjusted for the full year impact of Net Sales from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 3. See Reconciliation of Net Sales to Adjusted Net Sales Comparable Non-GAAP within. 4.Restructuring charges resulting from cost-saving initiatives. 5. Adjusted for the full year impact of gross profit from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Reconciliation of GAAP Operating Expenses (as reported) to Operating Expenses (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
GAAP Operating Expenses	$388.2	$116.6	$250.0	$243.7	$998.4	$234.2	$ 245.7	$ 235.6	$ 237.3	$ 952.8
Adjustments to operating expenses:										
Goodwill impairment[1]	88.9	—	15.9	10.4	115.2	—	—	—	—	—
Deal and transaction costs[2]	3.0	—	—	—	3.0	—	—	—	—	—
Integration costs: Professional fees[3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1	0.3	—	2.6
Severance costs[4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6	0.1	—	0.8
Retention costs[5]	1.3	0.4	—	—	1.7	—	—	—	—	—
Other costs[6]	2.3	3.8	4.0	3.6	13.7	—	—	—	—	—
Restructuring costs[7]	3.9	—	0.4	2.3	6.6	—	—	—	3.5	3.5
Acquired tax equalization asset reduction[8]	—	—	—	—	—	—	—	3.0	—	3.0
Loss (gain) from sale of businesses and held-for-sale assets, net[9]	13.6	14.9	—	(4.7)	23.8	(4.9)	0.5	—	—	(4.3)
Impairment of long-lived assets[10]	—	—	—	30.5	30.5	13.0	—	—	—	13.0
Amortization of intangible assets[11]	57.6	54.7	51.2	51.0	214.5	50.2	47.5	46.2	46.2	190.1
Gain on termination of alliance agreement[12]	—	(154.8)	—	(30.0)	(184.8)	—	—	—	—	—
Non-GAAP operating expenses	$204.3	$183.2	$172.1	$176.4	$736.1	$173.7	$196.9	$186.0	$187.5	$744.2
Divestitures[13]	(6.2)	(6.1)	(6.2)	(2.4)	(21.0)	(1.9)	—	—	—	(1.9)
Operating Expenses (excluding divestitures)[1] Non-GAAP	$198.0	$177.1	$166.0	$174.0	$715.2	$171.8	$196.9	$186.0	$187.5	$742.3

1.Non-cash impairment charges associated with goodwill of our Electronic Chemicals and a small, industrial specialty chemicals businesses. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3.Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4. Represent severance charges related to the integration of the CMC Materials acquisition. 5.Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6.Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives. 8.Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition. 9.Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 10. Impairment of long-lived assets. 11.Non-cash amortization expense associated with intangibles acquired in acquisitions. 12. Gain on termination of the alliance agreement with MacDermid Enthone. 13. Adjusted for the full year impact of operating expenses from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

21

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Net sales	$922.4	$901.0	$888.2	$812.3	$3,523.9	$771.0	$812.7	$807.7	$849.8	$3,241.2
Net (loss) Income	($88.2)	$197.6	$33.2	$38.0	$180.7	$45.3	$67.7	$77.6	$102.2	$292.8
Net (loss) income - as a % of net sales	(9.6%)	21.9%	3.7%	4.7%	5.1%	5.9%	8.3%	9.6%	12.0%	9.0%
Adjustments to net (loss) income:										
Income tax expense (benefit)	21.5	(16.5)	(2.1)	(11.3)	(8.4)	3.5	6.7	8.2	10.0	0.9
Interest expense, net	84.8	78.6	75.6	62.1	301.1	54.4	52.5	50.4	50.5	28.3
Other (income) expense, net	(4.7)	7.7	10.2	12.1	25.4	14.3	3.0	(0.2)	(13.0)	207.8
Equity in net loss of affiliates	—	0.1	0.1	0.1	0.4	0.2	0.2	0.3	0.2	4.0
GAAP - Operating income	$13.5	$267.6	$117.1	$101.0	$499.2	$117.6	$130.1	$136.2	$150.0	$533.9
Operating margin - as a % of net sales	1.5 %	29.7 %	13.2 %	12.4 %	14.2 %	15.3 %	16.0 %	16.9 %	17.6 %	16.5 %
Goodwill impairment [1]	88.9	—	15.9	10.4	115.2	—	—	—	—	—
Deal and transaction costs [2]	3.0	—	—	—	3.0	—	—	—	—	—
Integration costs: Professional fees [3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1	0.3	—	2.6
Severance costs [4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6	0.1	—	0.8
Retention costs [5]	1.3	0.4	—	—	1.7	—	—	—	—	—
Other costs [6]	2.3	3.8	4.0	3.6	13.7	—	—	—	—	—
Restructuring costs [7]	11.2	—	1.2	2.4	14.8	—	—	—	3.9	3.9
Acquired tax equalization asset reduction [8]	—	—	—	—	—	—	—	3.0	—	3.0
Loss (gain) from sale of businesses and held-for-sale assets, net [9]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5	—	—	(4.3)
Impairment of long-lived assets [10]	—	—	—	30.5	30.5	13.0	—	—	—	13.0
Amortization of intangible assets [11]	57.6	54.7	51.2	51.0	214.5	50.2	47.5	46.2	46.2	190.1
Gain on termination of alliance agreement [12]	—	(154.8)	—	(30.0)	(184.8)	—	—	—	—	—
Adjusted operating income	$204.8	$200.9	$195.7	$168.3	$769.7	$178.1	$178.9	$185.9	$200.1	$743.0
Adjusted operating margin - as a % of net sales	22.2 %	22.3 %	22.0 %	20.7 %	21.8 %	23.1 %	22.0 %	23.0 %	23.5 %	22.9 %
Depreciation	46.8	43.7	39.6	42.6	172.7	45.3	47.4	47.1	48.3	188.1
Adjusted EBITDA	$251.5	$244.6	$235.3	$210.8	$942.4	$223.4	$226.3	$233.0	$248.4	$931.1
Adjusted EBITDA - as a % of net sales	27.3 %	27.2 %	26.5 %	26.0 %	26.7 %	29.0 %	27.8 %	28.8 %	29.2 %	28.7 %

1.Non-cash impairment charges associated with goodwill of our Electronic Chemicals and a small, industrial specialty chemicals businesses. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3.Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4. Represent severance charges related to the integration of the CMC Materials acquisition. 5.Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6. Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives 8.Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition. 9.Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 10. Impairment of long-lived assets. 11.Non-cash amortization expense associated with intangibles acquired in acquisitions. 12.Gain on termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

22

Reconciliation of Adjusted Operating Income (as reported) to Adjusted Operating Income (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Adjusted (excluding divestitures)[1] Net Sales[2]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7	$807.7	$849.8	$3,207.3
Adjusted Operating Income[3]	204.8	200.9	195.7	168.3	769.7	178.1	178.9	185.9	200.1	743.0
Divestitures[4]	(26.8)	(28.5)	(29.3)	(10.4)	(95.0)	(10.4)	—	—	—	(10.4)
Adjusted (excluding divestitures)[1] Operating Income	$178.0	$172.4	$166.4	$157.9	$674.7	$167.7	178.9	185.9	200.1	732.6
Adjusted (excluding divestitures)[1] Operating Income - as a % of net sales	22.9%	22.5%	22.0%	20.6%	22.0%	22.8%	22.0%	23.0%	23.5%	22.8%

Reconciliation of Adjusted EBITDA (as reported) to Adjusted EBITDA (excluding divestitures)[1] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Adjusted (excluding divestitures)[1] Net Sales[2]	$778.4	$765.8	$756.0	$765.4	$3,065.6	$737.1	$812.7	$807.7	$849.8	$3,207.3
Adjusted EBITDA	251.5	244.6	235.3	210.8	942.4	223.4	226.3	233.0	248.4	931.1
Divestitures[5]	(33.2)	(29.6)	(29.2)	(10.4)	(102.4)	(10.4)	—	—	—	(10.4)
Adjusted (excluding divestitures)[1] EBITDA	$218.4	$215.0	$206.2	$200.4	$840.0	$213.1	$226.3	$233.0	$248.4	$920.7
Adjusted (excluding divestitures)[1] EBITDA - as a % of net sales	28.1%	28.1%	27.3%	26.2%	27.4%	28.9%	27.8%	28.8%	29.2%	28.7%

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2. See Reconciliation of Net Sales to Adjusted Net Sales Comparable Non-GAAP within. 3. See Reconciliation of GAAP Net Income to Adjusted Operating Income within. 4. Adjusted for the full year impact of operating income from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 5. Adjusted for the full year impact of EBITDA from divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

23

Reconciliation of MS Segment Sales (as reported) to MS Segment Sales (excluding divestitures)[1,2] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
Net Sales:										
MS Segment Net Sales	$448.3	$440.6	$435.5	$365.0	$1,689.5	$350.0	$342.3	$346.6	$361.1	$1,400.1
Adjusted (excluding divestitures)[1] Net Sales	(144.0)	(135.2)	(132.2)	(46.8)	(458.4)	(33.9)	—	—	—	(33.9)
MS Segment (excluding divestitures)[1] Adjusted Net Sales	$304.3	$305.4	$303.3	$318.1	$1,231.1	$316.1	$342.3	$346.6	$361.1	$1,366.2

Reconciliation of MS Segment Profit (as reported) to Adjusted MS Segment Profit (excluding divestitures)[1,2] Non-GAAP

$ in millions	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
MS segment (loss) profit	($29.5)	$215.7	$57.0	$53.2	$296.4	$67.1	$70.3	$71.7	$77.1	$286.2
Restructuring costs[3]	7.1	—	0.5	1.6	9.2	—	—	—	1.2	1.2
Loss (gain) from the sale of businesses and held-for-sale assets, net[4]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5	—	—	(4.3)
Goodwill impairment[5]	88.9	—	15.9	10.4	115.2	—	—	—	—	—
Gain on termination of alliance agreement[6]	—	(154.8)	—	(30.0)	(184.8)	—	—	—	—	—
Impairment of long-lived assets[7]	—	—	—	30.5	30.5	13.0	—	—	—	13.0
MS adjusted segment profit	$80.1	$75.9	$73.4	$61.0	$290.4	$75.2	$70.8	$71.7	$78.3	$296.0
Divestitures[8]	(26.8)	(28.5)	(29.3)	(10.4)	(95.0)	(10.4)	—	—	—	(10.4)
Adjusted MS Segment Profit (excluding divestitures)[1]	$53.3	$47.4	$44.0	$50.6	$195.4	$64.9	$70.8	$71.7	$78.3	$285.6

1.Excludes the impact of divestitures of the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. 2. During the three months ended December 31, 2024, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS). The following prior year information has been recast to reflect this realignment. 3. Restructuring charges resulting from cost-saving initiatives. 4.Non-recurring loss from the sale of certain business and asset held-for-sale assets, net. 5.Non-cash impairment charges associated with goodwill. 6. Gain on termination of the alliance agreement with MacDermid Enthone. 7.Impairment of long-lived assets. 8. Adjusted for the full year impact of segment profit from divestitures of the the EC, QED, and PIM businesses and termination of the alliance agreement with MacDermid Enthone. As a result of displaying amounts in millions, rounding differences may exist in the tables.

Entegris

24

25 Reconciliation of APS Segment Profit to Adjusted APS Segment Profit Non-GAAP 1 $ in millions 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 2Q24 3Q24 4Q24 FY2024 APS segment profit $144.2 $136.5 $132.8 $118.0 $531.4 $111.2 $122.7 $127.3 $135.0 $496.1 Restructuring costs 2 4.0 — 0.7 0.3 5.0 — — — 2.1 2.1 APS adjusted segment profit $148.2 $136.5 $133.5 $118.3 $536.5 $111.2 $122.7 $127.3 $137.1 $498.3 1.During the three months ended December 31, 2024, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS). The following prior year information has been recast to reflect this realignment. 2. Restructuring charges resulting from cost-saving initiatives As a result of displaying amounts in millions, rounding differences may exist in the tables.

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share

$ in millions, except per share data	1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24	4Q24	FY2024
GAAP net (loss) income	($88.2)	$197.6	$33.2	$38.0	$180.7	$45.3	$67.7	$77.6	$102.2	$292.8
Adjustments to net (loss) income:										
Goodwill impairment [1]	88.9	—	15.9	10.4	115.2	—	—	—	—	—
Deal and transaction costs [2]	3.0	—	—	—	3.0	—	—	—	—	—
Integration costs: Professional fees [3]	12.0	13.3	6.8	4.6	36.7	2.1	0.1	0.3	—	2.6
Severance costs [4]	1.4	1.0	(0.5)	(0.4)	1.5	0.1	0.6	0.1	—	0.8
Retention costs [5]	1.3	0.4	—	—	1.7	—	—	—	—	—
Other costs [6]	2.4	3.7	4.0	3.6	13.7	—	—	—	—	—
Restructuring costs [7]	11.2	—	1.2	2.3	14.7	—	—	—	3.9	3.9
Patent infringement settlement gain, net [8]	—	—	—	—	—	—	—	—	(20.0)	(20.0)
Acquired tax equalization asset reduction [9]	—	—	—	—	—	—	—	3.0	—	3.0
Loss (gain) from the sale of businesses and held-for-sale assets, net [10]	13.6	14.9	—	(4.7)	23.8	(4.8)	0.5	—	—	(4.3)
Impairment on long-lived assets [11]	—	—	—	30.5	30.5	13.0	—	—	—	13.0
Amortization of intangible assets [12]	57.6	54.7	51.2	51.0	214.5	50.2	47.5	46.2	46.2	190.1
Loss on extinguishment of debt and modification [13]	3.9	4.5	4.5	17.0	29.9	11.6	0.8	—	2.0	14.3
Infineum termination fee, net [14]	(10.9)	—	—	—	(10.9)	—	—	—	—	—
Gain on sale of termination of alliance agreement [15]	—	(154.8)	—	(30.0)	(184.8)	—	—	—	—	—
Tax effect of adjustments to net (loss) income and discrete items [16]	1.6	(35.8)	(12.8)	(24.3)	(71.3)	(13.5)	(10.2)	(9.6)	(6.8)	(40.1)
Non-GAAP net income	$97.8	$99.6	$103.6	$97.9	$398.9	$103.8	$107.1	$117.6	$127.5	$456.0
Diluted (loss) earnings per common share	($0.59)	$1.31	$0.22	$0.25	$1.20	$0.30	$0.45	$0.51	$0.67	$1.93
Effect of adjustments to net (loss) income	$1.24	($0.65)	$0.46	$0.39	$1.45	$0.39	$0.26	$0.26	$0.17	$1.07
Diluted non-GAAP earnings per common share	$0.65	$0.66	$0.68	$0.65	$2.64	$0.68	$0.71	$0.77	$0.84	$3.00
Weighted average diluted shares outstanding	149.4	150.8	151.2	151.3	150.9	151.7	151.8	151.9	151.9	151.8
Effect of adjustment to diluted weighted average shares outstanding	1.0	—	—	—	—	—	—	—	—	—
Diluted non-GAAP weighted average shares outstanding	150.4	150.8	151.2	151.3	150.9	151.7	151.8	151.9	151.9	151.8

1.Non-cash impairment charges associated with goodwill of our Electronic Chemicals and a small, industrial specialty chemicals businesses. 2.Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed divestitures. 3. Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. 4.Represent severance charges related to the integration of the CMC Materials acquisition. 5. Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses. 6. Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations. 7. Restructuring charges resulting from cost-saving initiatives. 8.During the fourth quarter of 2024, the Company settled a patent infringement litigation and received net proceeds of $20.0 million. 9.Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition 10. Non-recurring net loss (gain) from the sale of certain businesses and held-for-sale assets. 11. Impairment of long-lived assets. 12. Non-cash amortization expense associated with intangibles acquired in acquisitions. 13.Loss on extinguishment of debt and modification of our Credit Agreement. 14.Non-recurring gain from the Infineum termination fee. 15.Gain on termination of the alliance agreement with MacDermid Enthone. 16. The tax effect of pre-tax adjustments to net (loss) income was calculated using the applicable marginal tax rate for each respective year. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

26

Entegris

27 $ in millions First Quarter Outlook Reconciliation GAAP net income to non-GAAP net income: March 29, 2025 GAAP net income $58 - $68 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 46 Income tax effect (9) Non-GAAP net income $97 - $108 $ in millions (except share data) First Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share: March 29, 2025 Diluted earnings per common share $0.38 - $0.45 Adjustments to diluted earnings per common share: Restructuring costs 0.01 Amortization of intangible assets 0.30 Income tax effect (0.06) Diluted non-GAAP earnings per common share $0.64 - $0.71 $ in millions First Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses: March 29, 2025 GAAP operating expenses $236 - $240 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 46 Non-GAAP operating expenses $188 - $192 Reconciliation of GAAP Outlook to Non-GAAP Outlook* * As a result of displaying amounts in millions, rounding differences may exist in the tables.

28 Reconciliation of GAAP Outlook to Non-GAAP Outlook* (continued) $ in millions First Quarter Outlook Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin March 29, 2025 Net sales $775 - $805 GAAP - Operating income $116 - $134 Operating margin - as a % of net sales 15.0% - 16.7% Restructuring costs 2 Amortization of intangible assets 46 Adjusted operating income $165 - $182 Adjusted operating margin - as a % of net sales 21.2% - 22.6% Depreciation 53 Adjusted EBITDA $217 - $233 Adjusted EBITDA - as a % of net sales 28.0% - 29.0% * As a result of displaying amounts in millions, rounding differences may exist in the tables.